UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0234

Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising stocks and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance Overview	2
Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26
Board of Directors and Executive Officers	32
Additional Fund Information	33

To The Shareholders

Your mid-year shareholder report for Seligman Common Stock Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended June 30, 2006, Seligman Common Stock Fund delivered a total return, based on the net asset value of Class A shares, of 0.94%. During the same period, the Fund’s peers, measured by the Lipper Large-Cap Core Funds Average, returned 1.37%, and the Fund’s benchmark, the S&P 500 Index, returned 2.71% for the period.

Thank you for your continued support of Seligman Common Stock Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 18, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended June 30, 2006

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	(3.84)%	(0.37)%	(1.68)%	2.27%		n/a	n/a	n/a
Without Sales Charge	0.94	4.56	(0.72)	2.77		n/a	n/a	n/a
Class B
With CDSC†	(4.39)	(1.12)	(1.86)	n/a		n/a	n/a	n/a
Without CDSC	0.61	3.88	(1.46)	2.16	‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(1.42)	1.87	(1.67)	n/a		(3.43)%	n/a	n/a
Without Sales Charge and CDSC	0.61	3.88	(1.46)	n/a		(3.29)	n/a	n/a
Class D
With 1% CDSC	(0.39)	2.79	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.61	3.79	(1.48)	1.99		n/a	n/a	n/a
Class I	1.11	4.99	n/a	n/a		n/a	1.30%	n/a
Class R
With 1% CDSC	(0.14)	3.31	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.86	4.31	n/a	n/a		n/a	n/a	10.43%
Benchmarks
Lipper Large-Cap Core Funds Average**	1.37	7.49	1.12	6.63		0.78	2.76	11.13
S&P 500**	2.71	8.62	2.49	8.31		1.45	4.21	12.83

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/06	$11.78	$11.50	$11.51	$11.50	$11.84	$11.77
12/31/05	11.67	11.43	11.44	11.43	11.71	11.67
6/30/05	11.32	11.07	11.08	11.08	11.37	11.31

*	Returns for periods of less than one year are not annualized.

**	The Lipper Large-Cap Core Funds Average (“Lipper Average”) and the Standard & Poor’s 500 Composite Index (“S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. The Lipper Average measures the performance of funds, that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

††	The CDSC is 1% for periods of 18 months or less.

‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets

June 30, 2006

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005
Common Stocks and Warrants:
Aerospace and Defense	4	$4,676,561	$5,323,706	2.3	1.5
Air Freight and Logistics	—	—	—	—	0.4
Beverages	3	3,217,428	3,361,784	1.4	2.0
Biotechnology	2	5,793,429	4,654,653	2.0	1.8
Building Products	1	360,312	373,464	0.2	0.4
Capital Markets	5	7,132,057	7,812,828	3.8	2.6
Chemicals	3	5,487,552	5,654,656	2.4	2.5
Commercial Banks	2	7,277,752	8,128,931	3.5	3.5
Commercial Services and Supplies	2	3,396,363	3,041,472	1.3	1.8
Communications Equipment	7	13,677,149	14,152,222	6.0	5.9
Computers and Peripherals	5	11,982,029	11,337,094	4.8	3.9
Containers and Packaging	1	4,002,379	3,291,435	1.4	1.2
Diversified Consumer Services	—	—	—	—	0.5
Diversified Financial Services	3	10,463,585	12,092,589	5.1	5.3
Diversified Telecommunication Services	4	4,803,338	5,196,010	2.2	2.5
Electronic Equipment and Instruments	1	1,219,547	1,126,476	0.5	—
Energy Equipment and Services	2	2,394,988	2,667,337	1.1	—
Food and Staples Retailing	2	5,714,160	5,809,683	2.5	3.7
Food Products	1	1,066,163	1,106,907	0.5	0.4
Health Care Equipment and Supplies	3	6,016,293	4,762,660	2.0	1.3
Health Care Providers and Services	3	7,553,960	6,835,460	2.9	1.3
Hotels, Restaurants and Leisure	1	2,251,632	2,184,000	0.9	1.1
Household Products	1	2,567,716	2,535,360	1.1	0.5
Industrial Conglomerates	2	8,036,208	8,925,457	3.8	5.1
Insurance	5	8,229,012	7,945,737	3.4	3.2
Internet Software and Services	3	4,109,046	4,625,032	2.0	1.5
Machinery	1	1,511,560	2,228,700	0.9	1.5
Media	6	10,887,323	11,415,227	4.9	5.2
Metals and Mining	2	3,178,687	3,189,121	1.4	0.6
Multi-Utilities	1	1,566,751	1,488,321	0.6	0.4
Multiline Retail	1	2,885,940	2,066,244	0.9	1.6
Oil, Gas and Consumable Fuels	5	16,793,569	18,709,919	8.0	4.8

(Continued on page 5.)

Portfolio Overview

Diversification of Net Assets (continued)

June 30, 2006

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005
Common Stocks and Warrants: (continued)
Personal Products	—	$—	$—	—	0.4
Pharmaceuticals	6	15,166,229	14,131,040	6.0	10.2
Semiconductors and Semiconductor Equipment	3	4,378,859	4,053,907	1.7	2.2
Software	5	14,252,173	12,809,491	5.5	6.0
Specialty Retail	3	5,079,153	4,674,221	2.0	1.9
Thrifts and Mortgage Finance	2	3,707,405	3,245,024	1.4	1.3
Tobacco	2	4,772,997	7,277,538	3.1	3.2
Wireless Telecommunication Services	2	4,810,490	5,486,035	2.3	2.5
Total Common Stocks and Warrants	105	220,419,795	223,719,741	95.8	95.7
Options Purchased	23	10,038,678	8,365,754	3.6	1.9
US Government and Government Agency Securities	—	—	—	—	0.3
Short-Term Holdings and Other Assets Less Liabilities	2	2,551,079	2,528,602	0.6	2.1
Net Assets	130	$233,009,552	$234,614,097	100.0	100.0

Largest Industries

June 30, 2006

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases
Cogent*
Sunoco*
Hewlett-Packard*
UnitedHealth Group*
Abercrombie & Fitch (Class A)*
QUALCOMM
Aetna*
EMC
Murphy Oil*
Boston Scientific

Largest Sales
Albertson’s**
BellSouth
Nokia (ADR)
Andrx**
Microsoft
Tyco International
Johnson & Johnson
Amdocs**
International Business Machines
Prudential Financial**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings†

June 30, 2006

Security	Value	Percent of Net Assets
General Electric	$7,703,082	3.3
Exxon Mobil	6,474,266	2.8
Altria Group	6,109,376	2.6
Citigroup	5,929,950	2.5
Bank of America	5,779,696	2.5
JPMorgan Chase	5,163,900	2.2
Microsoft	4,674,983	2.0
Chevron	4,598,646	2.0
Pfizer	4,298,249	1.8
QUALCOMM	3,523,472	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings and options purchased.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2006 and held for the entire six-month period ended June 30, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/06	Annualized Expense Ratio*	Ending Account Value 6/30/06	Expenses Paid During Period** 1/1/06 to 6/30/06	Ending Account Value 6/30/06	Expenses Paid During Period** 1/1/06 to 6/30/06
Class A	$1,000.00	1.31%	$1,009.40	$6.53	$1,018.30	$6.56
Class B	1,000.00	2.06	1,006.10	10.25	1,014.58	10.29
Class C	1,000.00	2.06	1,006.10	10.25	1,014.58	10.29
Class D	1,000.00	2.06	1,006.10	10.25	1,014.58	10.29
Class I	1,000.00	0.92	1,011.10	4.59	1,020.23	4.61
Class R	1,000.00	1.56	1,008.60	7.77	1,017.06	7.80

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2006 to June 30, 2006, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares or Warrants		Value
Common Stocks and Warrants 95.3%
Aerospace and Defense 2.3%
Boeing	14,600	shs.	$1,195,886
General Dynamics	19,000		1,243,740
Honeywell International	70,100		2,825,030
Raytheon* (exercise price of $37.50, expiring 6/16/11)	4,668	wts.	59,050
			5,323,706
Beverages 1.4%
Coca-Cola	27,300	shs.	1,174,446
Coca-Cola Enterprises	67,000		1,364,790
PepsiCo	13,700		822,548
			3,361,784
Biotechnology 2.0%
Amgen*	39,800		2,595,756
Pharmion*	121,076		2,058,897
			4,654,653
Building Products 0.2%
Masco	12,600		373,464
Capital Markets 3.3%
Bank of New York	59,900		1,928,780
Goldman Sachs Group	8,200		1,233,526
Legg Mason	6,000		597,120
Merrill Lynch	34,800		2,420,688
Morgan Stanley	25,830		1,632,714
			7,812,828
Chemicals 2.4%
Dow Chemical	51,200		1,998,336
E. I. du Pont de Nemours	55,700		2,317,120
Praxair	24,800		1,339,200
			5,654,656
Commercial Banks 3.5%
Bank of America	120,160		5,779,696
Wachovia	43,440		2,349,235
			8,128,931
Commercial Services and Supplies 1.3%
Cendant	111,600		1,817,964
Waste Management	34,100		1,223,508
			3,041,472

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares or Warrants		Value
Communications Equipment 6.0%
Cisco Systems*	150,460	shs.	$2,937,732
Corning*	134,300		3,248,717
Lucent Technologies*	498,800		1,207,096
Lucent Technologies* (exercise price of $2.75, expiring 12/10/07)	1,162,150	wts.	307,970
Motorola	58,300	shs.	1,174,745
Nokia (ADR)	86,500		1,752,490
QUALCOMM	87,900		3,523,472
			14,152,222
Computers and Peripherals 4.8%
Apple Computer*	28,300		1,619,609
EMC*	273,800		3,003,586
Hewlett-Packard	67,100		2,125,728
International Business Machines	37,770		2,901,491
Seagate Technology*	74,500		1,686,680
			11,337,094
Containers and Packaging 1.4%
Smurfit-Stone Container*	301,000		3,291,435
Diversified Financial Services 5.1%
CIT Group	19,100		998,739
Citigroup	122,926		5,929,950
JPMorgan Chase	122,950		5,163,900
			12,092,589
Diversified Telecommunication Services 2.2%
AT&T	59,600		1,662,244
BellSouth	19,500		705,900
Citizens Communications	114,300		1,491,615
Verizon Communications	39,900		1,336,251
			5,196,010
Electronic Equipment and Instruments 0.5%
Symbol Technologies	104,400		1,126,476
Energy Equipment and Services 1.1%
Halliburton	19,700		1,461,937
Tidewater	24,500		1,205,400
			2,667,337

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares	Value
Food and Staples Retailing 2.5%
CVS	105,500	$3,238,850
Wal-Mart Stores	53,370	2,570,833
		5,809,683
Food Products 0.5%
Hershey	20,100	1,106,907
Health Care Equipment and Supplies 2.0%
Bausch & Lomb	12,300	603,192
Boston Scientific*	133,600	2,249,824
Medtronic	40,700	1,909,644
		4,762,660
Health Care Providers and Services 2.9%
Aetna	44,500	1,776,885
UnitedHealth Group	38,700	1,732,986
WellPoint*	45,700	3,325,589
		6,835,460
Hotels, Restaurants and Leisure 0.9%
McDonald’s	65,000	2,184,000
Household Products 1.1%
Procter & Gamble	45,600	2,535,360
Industrial Conglomerates 3.8%
General Electric	233,710	7,703,082
Tyco International	44,450	1,222,375
		8,925,457
Insurance 3.4%
Allstate	25,100	1,373,723
American International Group	52,400	3,094,220
MetLife	18,100	926,901
UnumProvident	51,100	926,443
XL Capital (Class A)	26,500	1,624,450
		7,945,737
Internet Software and Services 2.0%
Google (Class A)*	6,200	2,599,815
McAfee*	58,700	1,424,649
Symantec*	38,659	600,568
		4,625,032

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares	Value
Machinery 0.9%
Illinois Tool Works	46,920	$2,228,700
Media 4.9%
Clear Channel Communications	54,500	1,686,775
Comcast (Class A)*	53,900	1,769,268
News Corp. (Class A)	102,800	1,971,704
Time Warner	188,500	3,261,050
Univision Communications (Class A)*	52,500	1,758,750
Viacom (Class B)*	27,000	967,680
		11,415,227
Metals and Mining 1.4%
Alcoa	56,600	1,831,576
Freeport McMoRan Copper & Gold (Class B)	24,500	1,357,545
		3,189,121
Multi-Utilities 0.6%
Dominion Resources	19,900	1,488,321
Multiline Retail 0.9%
Dollar General	147,800	2,066,244
Oil, Gas and Consumable Fuels 8.0%
Chevron	74,100	4,598,646
ConocoPhillips	49,300	3,230,629
Exxon Mobil	105,530	6,474,266
Murphy Oil	27,405	1,530,843
Sunoco	41,500	2,875,535
		18,709,919
Pharmaceuticals 6.0%
Eli Lilly	23,900	1,320,953
Forest Laboratories*	47,700	1,845,513
Johnson & Johnson	28,459	1,705,263
Pfizer	183,138	4,298,249
Valeant Pharmaceuticals International	133,100	2,252,052
Wyeth	61,000	2,709,010
		14,131,040
Semiconductors and Semiconductor Equipment 1.7%
Broadcom (Class A)*	35,400	1,063,947
Maxim Integrated Products	55,700	1,790,476
Texas Instruments	39,600	1,199,484
		4,053,907

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares or Shares Subject to Call	Value
Software 5.5%
Activision*	75,500	$859,567
Business Objects (ADR)*	67,600	1,838,382
Cogent*	202,400	3,041,060
Mercury Interactive*	68,580	2,395,499
Microsoft	200,600	4,674,983
		12,809,491
Specialty Retail 2.0%
Abercrombie & Fitch (Class A)	37,000	2,050,910
Home Depot	43,700	1,564,023
Urban Outfitters*	60,600	1,059,288
		4,674,221
Thrifts and Mortgage Finance 1.4%
Fannie Mae	42,100	2,025,010
Freddie Mac	21,400	1,220,014
		3,245,024
Tobacco 3.1%
Altria Group	83,200	6,109,376
UST	25,850	1,168,162
		7,277,538
Wireless Telecommunication Services 2.3%
American Tower (Class A)*	77,300	2,405,576
Sprint Nextel	154,100	3,080,459
		5,486,035

Total Common Stocks and Warrants (Cost $220,419,795)		223,719,741

Options Purchased* 3.6%
Beverages 0.3%
Coca-Cola Enterprises, Call expiring January 2008 at $15	98,900	657,685
Communications Equipment 0.5%
Comverse Technology, Call expiring January 2008 at $20	95,200	414,120
Corning, Call expiring January 2007 at $22.50	76,000	315,400
Motorola, Call expiring January 2008 at $17.50	62,400	324,480
		1,054,000
Computers and Peripherals 0.4%
Dell, Call expiring January 2008 at $25	97,300	398,930
Seagate Technology, Call expiring January 2007 at $17.50	74,100	459,420
		858,350

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Shares Subject to Call	Value
Electronic Equipment and Instruments 0.1%
Cogent, Call expiring December 2006 at $15	137,300	$336,385
Health Care Equipment and Supplies 0.3%
Bausch & Lomb, Call expiring January 2008 at $50	33,500	314,900
St. Jude Medical, Call expiring January 2008 at $35	73,600	349,600
		664,500
Hotels, Restaurants and Leisure 0.2%
McDonald’s, Call expiring January 2008 at $30	79,100	529,970
Household Products 0.1%
Procter & Gamble, Call expiring January 2008 at $55	321,000	240,108
Media 0.1%
Univision Communications, Call expiring September 2006 at $30	60,700	242,800
Multiline Retail 0.1%
Dollar General, Call expiring January 2008 at $15	130,900	248,710
Pharmaceuticals 0.1%
Forest Laboratories, Call expiring January 2007 at $40	46,200	244,860
Semiconductors and Semiconductor Equipment 0.2%
Intel, Call expiring January 2008 at $20	207,600	541,836
Software 0.5%
Activision, Call expiring January 2008 at $15	151,700	265,475
Mercury Interactive, Call expiring January 2008 at $20	48,200	819,400
		1,084,875
Thrifts and Mortgage Finance 0.1%
Fannie Mae, Call expiring September 2006 at $70	157,000	7,850
Freddie Mac, Call expiring January 2008 at $55	23,300	196,885
		204,735
Tobacco 0.6%
Altria Group, Call expiring January 2008 at $70	38,800	399,640
Altria Group, Call expiring January 2008 at $75	33,000	264,000
Altria Group, Call expiring January 2008 at $80	70,500	373,650
Altria Group, Call expiring January 2008 at $85	119,900	419,650
		1,456,940

Total Options Purchased (Cost $10,038,678)		8,365,754

See footnotes on page 14.

Portfolio of Investments  (unaudited)
June 30, 2006

	Principal Amount	Value
Short-Term Holdings 1.1%

Corporate Notes 0.5%
Goldman Sachs Group, Aggregate Mandatory Exchangeable Notes, 13%, 12/20/06†ø	$1,164,000	$1,141,523
US Treasury Notes 0.6%
7%, 7/15/06	1,350,000	1,351,066

Total Short-Term Holdings (Cost $2,515,066)		2,492,589

Total Investments (Cost $232,973,539) 100.0%		234,578,084

Other Assets Less Liabilities 0.0%		36,013

Net Assets 100.0%		$234,614,097

*	Non-income producing security.

†	This security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

ø	The notes are exchangeable at maturity for value of the common stock of five companies in the home building industry. The maturity value of each stock is limited to 115% of the stock’s price at the date of purchase of the notes.

ADR – American Depositary Receipts.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2006

Assets:
Investments, at value:
Common stocks and warrants (cost $220,419,795)	$223,719,741
Options purchased (cost $10,038,678)	8,365,754
Short-term holdings (cost $2,515,066)	2,492,589
Total investments (cost $232,973,539)	234,578,084
Restricted cash	72,682
Receivable for securities sold	1,992,036
Receivable for dividends and interest	234,403
Receivable for Capital Stock sold	146,209
Investment in, and expenses prepaid to, shareholder service agent	59,732
Other	26,205
Total Assets	237,109,351
Liabilities:
Bank overdraft	962,071
Payable for Capital Stock repurchased	759,577
Payable for securities purchased	529,055
Management fee payable	125,993
Distribution and service (12b-1) fees payable	61,776
Accrued expenses and other	56,782
Total Liabilities	2,495,254
Net Assets	$234,614,097
Composition of Net Assets:
Capital Stock, at par ($0.50 par value; 1,000,000,000 shares authorized; 19,961,084 shares outstanding):
Class A	$8,761,153
Class B	283,536
Class C	185,851
Class D	553,706
Class I	177,518
Class R	18,778
Additional paid-in capital	224,935,721
Undistributed net investment income	566,474
Accumulated net realized loss	(2,473,185)
Net unrealized appreciation of investments	1,604,545
Net Assets	$234,614,097
Net Asset Value Per Share:
Class A ($206,438,111 ÷ 17,522,306 shares)	$11.78
Class B ($6,518,822 ÷ 567,073 shares)	$11.50
Class C ($4,276,485 ÷ 371,701 shares)	$11.51
Class D ($12,733,702 ÷ 1,107,412 shares)	$11.50
Class I ($4,204,994 ÷ 355,036 shares)	$11.84
Class R ($441,983 ÷ 37,556 shares)	$11.77

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $13,214)	$2,152,762
Interest	147,911
Total Investment Income	2,300,673
Expenses:
Management fee	813,125
Distribution and service (12b-1) fees	402,087
Shareholder account services	348,700
Registration	45,942
Custody and related services	44,028
Auditing and legal fees	32,636
Shareholder reports and communications	20,298
Directors’ fees and expenses	5,727
Miscellaneous	15,322
Total Expenses	1,727,865
Net Investment Income	572,808

Net Realized and Unrealized Gain (Loss) on Investments and Options Written:
Net realized gain on investments	11,292,112
Net realized gain on options written	634,541
Net change in unrealized appreciation of investments and options written	(9,683,964)
Net Gain on Investments and Options Written	2,242,689
Increase in Net Assets from Operations	$2,815,497

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$572,808	$1,150,151
Net realized gain on investments	11,292,112	29,317,662
Net realized gain on options written	634,541	906,885
Net change in unrealized appreciation of investments and options written	(9,683,964)	(29,135,065)
Increase in Net Assets from Operations	2,815,497	2,239,633

Distributions to Shareholders:
Net investment income:
Class A	—	(1,087,269)
Class I	—	(34,447)
Class R	—	(873)
Decrease in Net Assets from Distributions	—	(1,122,589)

Capital Share Transactions:
Net proceeds from sales of shares	2,277,539	5,530,046
Investment of dividends	—	699,477
Exchanged from associated funds	878,000	2,241,391
Total	3,155,539	8,470,914
Cost of shares repurchased	(24,650,143)	(54,104,221)
Exchanged into associated funds	(2,453,180)	(3,383,577)
Total	(27,103,323)	(57,487,798)
Decrease in Net Assets from Capital Share Transactions	(23,947,784)	(49,016,884)
Decrease in Net Assets	(21,132,287)	(47,899,840)

Net Assets:
Beginning of period	255,746,384	303,646,224
End of Period (including undistributed (net of dividends in excess of) net investment income of $566,474, and $(6,334), respectively)	$234,614,097	$255,746,384

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.	Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements  (unaudited)

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

g.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in

Notes to Financial Statements  (unaudited)

the price of the security underlying the written option. Written and purchased options are non-income producing investments.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

i	Aggregate Mandatory Exchangeable Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $2,553 from sales of Class A and Class C shares. Commissions of $7,234 and $182 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2006, fees incurred under the Plan aggregated $271,601, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended June 30, 2006, amounted to $54.

Notes to Financial Statements  (unaudited)

For the six months ended June 30, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $38,999, $22,815, $67,588, and $1,084, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2006, such charges amounted to $755. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended June 30, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $65,509 pursuant to the Plan.

For the six months ended June 30, 2006, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $348,700 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2006, the Fund’s potential obligation under the Guaranties is $67,200. As of June 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $28,890 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

Notes to Financial Statements  (unaudited)

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2006, amounted to $97,135,558 and $116,498,523, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2006, the cost of investments for federal income tax purposes was $233,474,462. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $500,923.

At June 30, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$17,171,689
Gross unrealized depreciation of portfolio securities	(16,068,067)
Net unrealized appreciation of portfolio securities	1,103,622
Capital loss carryforwards	(14,055,243)
Undistributed ordinary income	566,473
Current period net realized gains	12,443,372
Total accumulated earnings	$58,224

At December 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $14,055,243, which are available for offset against future taxable net capital gains, with $8,604,008 expiring in 2010 and $5,451,235 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Notes to Financial Statements  (unaudited)

7.	Options Written — Transactions in options written during the six months ended June 30, 2006, were as follows:
	Shares Subject To Call/Put	Premiums
Options outstanding, December 31, 2005	135,100	$444,177
Options written	943,400	1,233,943
Options expired	(498,900)	(557,176)
Options exercised	(534,900)	(840,407)
Options terminated in closing purchase transactions	(44,700)	(280,537)
Options outstanding, June 30, 2006	—	$—

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	56,669	$684,461	181,064	$2,056,965
Investment of dividends	—	—	56,000	664,159
Exchanged from associated funds	35,476	427,460	97,576	1,111,194
Converted from Class B*	110,443	1,328,551	149,672	1,709,842
Total	202,588	2,440,472	484,312	5,542,160
Cost of shares repurchased	(1,705,145)	(20,520,067)	(3,909,246)	(44,553,695)
Exchanged into associated funds	(148,485)	(1,788,001)	(214,175)	(2,426,908)
Total	(1,853,630)	(22,308,068)	(4,123,421)	(46,980,603)
Decrease	(1,651,042)	$(19,867,596)	(3,639,109)	$(41,438,443)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	17,542	$200,681	42,005	$467,770
Exchanged from associated funds	9,690	120,010	38,917	436,030
Total	27,232	320,691	80,922	903,800
Cost of shares repurchased	(125,038)	(1,470,150)	(296,887)	(3,305,969)
Exchanged into associated funds	(13,852)	(162,875)	(33,605)	(372,305)
Converted to Class A*	(112,979)	(1,328,551)	(152,993)	(1,709,842)
Total	(251,869)	(2,961,576)	(483,485)	(5,388,116)
Decrease	(224,637)	$(2,640,885)	(402,563)	$(4,484,316)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	9,067	$96,329	56,541	$627,559
Exchanged from associated funds	8,483	111,314	15,989	177,953
Total	17,550	207,643	72,530	805,512
Cost of shares repurchased	(47,121)	(531,228)	(106,990)	(1,190,788)
Exchanged into associated funds	(7,268)	(111,309)	(16,321)	(179,709)
Total	(54,389)	(642,537)	(123,311)	(1,370,497)
Decrease	(36,839)	$(434,894)	(50,781)	$(564,985)

See footnote on page 24.

Notes to Financial Statements  (unaudited)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	79,147	$929,769	116,863	$1,306,207
Exchanged from associated funds	18,389	216,246	46,440	516,209
Total	97,536	1,146,015	163,303	1,822,416
Cost of shares repurchased	(155,650)	(1,836,258)	(367,766)	(4,102,715)
Exchanged into associated funds	(32,964)	(390,995)	(36,259)	(404,655)
Total	(188,614)	(2,227,253)	(404,025)	(4,507,370)
Decrease	(91,078)	$(1,081,238)	(240,722)	$(2,684,954)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	19,659	$237,319	69,072	$792,172
Investment of dividends	—	—	2,892	34,446
Total	19,659	237,319	71,964	826,618
Cost of shares repurchased	(17,637)	(214,790)	(63,814)	(732,953)
Increase	2,022	$22,529	8,150	$93,665

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	10,740	$128,980	24,460	$279,373
Investment of dividends	—	—	74	872
Exchanged from associated funds	246	2,970	—	5
Total	10,986	131,950	24,534	280,250
Cost of shares repurchased	(6,404)	(77,650)	(19,248)	(218,101)
Increase	4,582	$54,300	5,286	$62,149

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Common Stock Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by

Notes to Financial Statements  (unaudited)

the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.	Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A
			Year Ended December 31,
	Six Months Ended 6/30/06		2005	2004	2003	2002	2001

Per Share Data:
Net Asset Value, Beginning of Period	$11.67		$11.58	$10.42	$8.49	$11.55	$13.41
Income (Loss) from Investment Operations:
Net investment income	0.03		0.06	0.07	0.03	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.08		0.09	1.16	1.93	(3.06)	(1.86)
Total from Investment Operations	0.11		0.15	1.23	1.96	(3.01)	(1.80)
Less Distributions:
Dividends from net investment income	—		(0.06)	(0.07)	(0.03)	(0.05)	(0.06)
Net Asset Value, End of Period	$11.78		$11.67	$11.58	$10.42	$8.49	$11.55

Total Return	0.94%		1.26%	11.82%#	23.11%	(26.10)%	(13.40)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$206,438		$223,800	$264,142	$271,692	$255,027	$409,769
Ratio of expenses to average net assets	1.31	%†	1.29%	1.28%	1.31%	1.31%	1.18%
Ratio of net investment income to average net assets	0.53	%†	0.50%	0.66%	0.38%	0.48%	0.54%
Portfolio turnover rate	39.89%		68.31%	43.50%	140.33%	174.50%	105.62%

See footnotes on page 31.

Financial Highlights   (unaudited)

CLASS B
		Year Ended December 31,
	Six Months Ended 6/30/06	2005	2004	2003	2002	2001

Per Share Data:
Net Asset Value, Beginning of Period	$11.43	$11.37	$10.25	$8.39	$11.44	$13.30
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.08	0.09	1.13	1.89	(3.02)	(1.83)
Total from Investment Operations	0.07	0.06	1.12	1.86	(3.05)	(1.86)
Net Asset Value, End of Period	$11.50	$11.43	$11.37	$10.25	$8.39	$11.44

Total Return	0.61%	0.53%	10.93%#	22.17%	(26.66)%	(13.98)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,519	$9,049	$13,581	$16,312	$15,456	$25,513
Ratio of expenses to average net assets	2.06%†	2.05%	2.04%	2.07%	2.06%	1.93%
Ratio of net investment loss to average net assets	(0.22)%†	(0.26)%	(0.10)%	(0.38)%	(0.27)%	(0.21)%
Portfolio turnover rate	39.89%	68.31%	43.50%	140.33%	174.50%	105.62%

See footnotes on page 31.

Financial Highlights  (unaudited)

CLASS C
		Year Ended December 31,
	Six Months Ended 6/30/06	2005	2004	2003	2002	2001

Per Share Data:
Net Asset Value, Beginning of Period	$11.44	$11.38	$10.26	$8.39	$11.45	$13.32
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.08	0.09	1.13	1.90	(3.03)	(1.84)
Total from Investment Operations	0.07	0.06	1.12	1.87	(3.06)	(1.87)
Net Asset Value, End of Period	$11.51	$11.44	$11.38	$10.26	$8.39	$11.45

Total Return	0.61%	0.53%	10.92%#	22.29%	(26.73)%	(14.04)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,276	$4,674	$5,227	$6,671	$6,179	$10,592
Ratio of expenses to average net assets	2.06%†	2.05%	2.04%	2.07%	2.06%	1.93%
Ratio of net investment loss to average net assets	(0.22)%†	(0.26)%	(0.10)%	(0.38)%	(0.27)%	(0.21)%
Portfolio turnover rate	39.89%	68.31%	43.50%	140.33%	174.50%	105.62%

See footnotes on page 31.

Financial Highlights  (unaudited)

CLASS D
		Year Ended December 31,
	Six Months Ended 6/30/06	2005	2004	2003	2002	2001

Per Share Data:
Net Asset Value, Beginning of Period	$11.43	$11.37	$10.25	$8.39	$11.45	$13.32
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.08	0.09	1.13	1.89	(3.03)	(1.84)
Total from Investment Operations	0.07	0.06	1.12	1.86	(3.06)	(1.87)
Net Asset Value, End of Period	$11.50	$11.43	$11.37	$10.25	$8.39	$11.45

Total Return	0.61%	0.53%	10.93%#	22.17%	(26.73)%	(14.04)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$12,734	$13,704	$16,370	$17,800	$18,302	$32,230
Ratio of expenses to average net assets	2.06%†	2.05%	2.04%	2.07%	2.06%	1.93%
Ratio of net investment loss to average net assets	(0.22)%†	(0.26)%	(0.10)%	(0.38)%	(0.27)%	(0.21)%
Portfolio turnover rate	39.89%	68.31%	43.50%	140.33%	174.50%	105.62%

See footnotes on page 31.

Financial Highlights  (unaudited)

CLASS I
			Year Ended December 31,
	Six Months Ended 6/30/06		2005	2004	2003	2002	11/30/01* to 12/31/01

Per Share Data:
Net Asset Value, Beginning of Period	$11.71		$11.61	$10.44	$8.49	$11.55	$11.55
Income (Loss) from Investment Operations:
Net investment income	0.06		0.10	0.11	0.07	0.10	—	‡
Net realized and unrealized gain (loss) on investments	0.07		0.10	1.17	1.94	(3.07)	0.02
Total from Investment Operations	0.13		0.20	1.28	2.01	(2.97)	0.02
Less Distributions:
Dividends from net investment income	—		(0.10)	(0.11)	(0.06)	(0.09)	(0.02)
Net Asset Value, End of Period	$11.84		$11.71	$11.61	$10.44	$8.49	$11.55

Total Return	1.11%		1.69%	12.23%#	23.72%	(25.82)%	0.17%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,205		$4,134	$4,005	$3,265	$2,539	$21
Ratio of expenses to average net assets	0.92	%†	0.93%	0.90%	0.98%	0.92%	0.78	%†
Ratio of net investment income to average net assets	0.92	%†	0.86%	1.04%	0.71%	0.87%	0.83	%†
Portfolio turnover rate	39.89%		68.31%	43.50%	140.33%	174.50%	105.62	%††
Without expense reimbursement:øø
Ratio of expenses to average net assets						0.96%	1.37	%†
Ratio of net investment income to average net assets						0.83%	0.24	%†

See footnotes on page 31.

Financial Highlights  (unaudited)

CLASS R
			Year Ended December 31,
	Six Months Ended 6/30/06		2005	2004	4/30/03* to 12/31/03

Per Share Data:
Net Asset Value, Beginning of Period	$11.67		$11.58	$10.42	$8.66
Income (Loss) from Investment Operations:
Net investment income	0.02		0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.08		0.09	1.17	1.77
Total from Investment Operations	0.10		0.12	1.21	1.78
Less Distributions:
Dividends from net investment income	—		(0.03)	(0.05)	(0.02)
Net Asset Value, End of Period	$11.77		$11.67	$11.58	$10.42

Total Return	0.86%		1.01%	11.57%#	20.50%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$442		$385	$321	$2
Ratio of expenses to average net assets	1.56	%†	1.55%	1.54%	1.58	%†
Ratio of net investment income to average net assets	0.28	%†	0.24%	0.40%	0.09	%†
Portfolio turnover rate	39.89%		68.31%	43.50%	140.33	%ø

*	Commencement of offering of shares.

†	Annualized.

††	For the year ended December 31, 2001.

ø	For the year ended December 31, 2003.

øø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

‡	Less than + or – $0.01.

#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.

See Notes to Financial Statements.

Board of Directors

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education

Betsy S. Michel 1, 3

- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
- Director, Kerr-McGee Corporation, Infinity, Inc. and Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, ICI Mutual Insurance Company, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

---

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

It is with deep sorrow that we mourn the recent death of Alice Stone Ilchman, a respected member since 1990 of the Boards of the Seligman investment companies.

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

John B. Cunningham

Vice President

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Michael F. McCarry

Vice President

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

32

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

EQCS3 6/06

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(a) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: August 30, 2006

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.